Cost of Sales, Gross Profit	12 Months Ended
Dec. 31, 2017
Cost Of Sales Gross Profit
Cost of Sales, Gross Profit

17. Cost of sales, gross profit

The gross profit on sales improved from EUR 4.5 million to EUR 10.3 million. The gross margin increased to 86%, compared to 73% in the same period in the previous year. The year-on-year gross margin improvement mainly reflects the higher revenue portion from sales markets in Europe and the U.S. served directly by Biofrontera, where the margin generated remains 100% with Biofrontera, by contrast with sales through licence partners. Moreover, manufacturing expenses to fulfil FDA requirements in connection with the approval issued in 2016 were incurred in 2016, which were no longer incurred in 2017.

Accordingly, the cost of sales rose only slightly to EUR 1.7 million, thereby reaching 14% of sales revenue (previous year: EUR 1.7 million, or 28%).

The gross profit on sales improved from EUR 2.9 million in 2015 to EUR 4.5 million in 2016. The gross margin increased to 73%, compared to 70% in the same period in 2015. The cost of sales amounted to EUR 1.7 million, equivalent to 27% of sales revenue (2015: EUR 1.2 million, or 30%).